San Antonio Breast Cancer Symposium®, December 10-14, 2019

Exhibit 99.1

Oral paclitaxel with encequidar (OPE): The first orally administered paclitaxel shown to be superior to IV paclitaxel on confirmed response and survival with less neuropathy: A Phase III clinical study in metastatic breast cancer

Umanzor G[1], Rugo HS[2], Barrios FJ[3], Vasallo RH[4], Chivalan MA[5], Bejarano S[6], Ramirez JR[7], Fein L[8], Kowalyszyn RD[9], Cutler DL[10], Kramer D[10], Goldfinch J[10], Wang H[10], Moore T[10], Kwan RMF[10]

1. Liga Contra el Cancer, Honduras; 2. University of California San Francisco Helen Diller Family Comprehensive Cancer Center, San Francisco, CA, USA; 3. Instituto Nacional de Cancerologia (INCAN), Guatemala City, Guatemala; 4. Clinical Research RD, Santo Domingo, Dominican Republic; 5. CELAN Clinica Medica, Guatemala City, Guatemala; 6. Excel Medica, San Pedro Sula, Honduras; 7. CRESEM, Quetzaltenango, Guatemala; 8. Instituto de Oncologia de Rosario, Rosario, Argentina; 9. Centro de Investigaciones Clínica, Clínica Viedma, Argentina; 10. Athenex Inc., Buffalo, NY, USA

This presentation is the intellectual property of the presenter. Contact Dr. Gerardo Umanzor at gerardumanzor@gmail.com for permission to reprint and/or distribute.

San Antonio Breast Cancer Symposium®, December 10-14, 2019

Author disclosures

Umanzor G
Nothing to disclose

Rugo HS
Research support for clinical trials through the University of California San Francisco (UCSF) from: Eisai, Daiichi Sankyo, Genentech/Roche, Eli Lilly, MacroGenics, Merck, Novartis, OBI Pharma, Inc., Odonate, Pfizer, and Plexxikon; received travel support for clinical trials from Amgen, Eli Lilly, Merck, Mylan, Pfizer, and PUMA Biotechnology

Barrios FJ
Support from MSD and Roche for sponsorships, research support, speaker support

Vasallo RH
Support from Roche, MSD, and Roemmers for sponsorships, research support, speaker support

Chivalan MA
Nothing to disclose

Bejarano S
Support from Pfizer and MSD for prior sponsorships, research support, and speaker support

Ramirez JR
Support from MSD for sponsorships and research support

Fein L
Support from Novartis, Pfizer, BMS, AbbVie, AstraZeneca, MSD, Johnson & Johnson, Merck, Serono, and Sanofi for sponsorships, research support, and speaker support

Kowalyszyn RD
Prior sponsorships, research support from Lilly, Roche, MSD, BMS, Pfizer, Novartis, Astellas, Polyphor, Amgen, Astra Zeneca, Nektar. Speaker bureau or advisor support from MSD, BMS, Astellas, Novartis, and Lilly

Cutler DL, Kramer D, Goldfinch J, Wang H, Moore T, Kwan RMF
Employees of Athenex, Inc.

This presentation is the intellectual property of the presenter. Contact Dr. Gerardo Umanzor at gerardumanzor@gmail.com for permission to reprint and/or distribute.

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San Antonio Breast Cancer Symposium®, December 10-14, 2019

Metastatic Breast Cancer and Paclitaxel

- Taxanes remain a foundation of breast cancer treatment[1]
  - IV Paclitaxel FDA-approved schedule for mBC[2,3]: 175 mg/m^2 Q 3 weeks
  - IV Paclitaxel US clinical practice[3]: 80 mg/m^2 IV Q week (varies by site, Q 3-4 weeks)
- Benefits of an oral mode of administration include patient convenience, home treatment, lack of IV access, removal of the risk of infusion hypersensitivity reactions and the need for prophylactic corticosteroids[4,5]
- Paclitaxel is not orally absorbed because it is excreted by the P-glycoprotein (P-gp) pump[6]
- Encequidar (HM30181A) is a highly specific, potent inhibitor of P-gp and increases the absorption of oral paclitaxel[7]
- Oral paclitaxel and encequidar (OPE) is composed of 30 mg capsules of solubilized paclitaxel and a 15 mg tablet of encequidar

1. Gradishar WJ. *Breast Cancer (Auckl)*. 2012:6:159-171; 2. Taxol [package insert]. Princeton, NJ: Bristol-Myers Squibb; 2011; 3. NCCN 2019 Guidelines, https://www.nccn.org/professionals/physician_gls/pdf/breast.pdf accessed on November 25, 2019; 4. Liu G, et al. *J Clin Oncol*. 1997;15(1):110-115; 5. Eek D, et al. *Patient Prefer Adherence*. 2016;10:1609-1621; 6. Jang SH, et al. *J Pharmacol Exp Ther*. 2001;298(3):1236-1242; 7. Kwak JO, et al. *Eur J Pharmacol*. 2010;627(1-3):92-98.

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This presentation is the intellectual property of the presenter. Contact Dr. Gerardo Umanzor at gerardumanzor@gmail.com for permission to reprint and/or distribute.

San Antonio Breast Cancer Symposium®, December 10-14, 2019

Dose Justification for OPE

Phase I PK Study[1] (N=36)


Mean (±SD) Plasma Concentration (ng/mL)
10000
1000
100
10
1
-10 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200
Time (hr)
IV paclitaxel 80 mg/m², infusion over 1 hour
OPE 205 mg/m², QD × 3 days/week

Phase II Study in Pre-treated mBC[2,a] (N=26)


100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-30.0%
-40.0%
-60.0%
-80.0%
b
b
c
OPE 205 mg/m² QD × 3 days/week

- AUC was comparable[1]: OPE 205 mg/m² QD × 3 versus IV paclitaxel 80 mg/m² × 1
- OPE peak concentration ~1/7 of IV paclitaxel

Best Tumor Response	Complete Response	Partial Response	Stable Disease	Disease Progression
% Population (N=26)	0	42.3	46.2	11.5

[a]Median=2 lines of therapy; [b]Patient had a new lesion; [c]30% is clinically meaningful.
AUC, area under the curve; mBC, metastatic breast cancer; PK, pharmacokinetic; QD, once daily.

1. Jackson C, et al. ESMO, Barcelona, Spain, 2019, 477-P; 2. Dai MS, et al. ASCO, Chicago, IL, USA, 2019, 1084-P.

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This presentation is the intellectual property of the presenter. Contact Dr. Gerardo Umanzor at gerardumanzor@gmail.com for permission to reprint and/or distribute.

*360 Evaluable Patients OPE (n=240) IV Paclitaxel (n=120) 80% power, 15% difference in confirmed RR (P=0.045) 1-3 4-6 7-9 10-12 13-15 16-18 19a 20,21 22 23,24 25+ Study Design aIf first response at week 19, then week 22 scan obtained; bDefined as last patient, last scan; bComputer-generated algorithm assigning overall response. CR, complete response; mITT, modified intent-to-treat; OS, overall survival; PFS, progression-free survival; PR, partial response; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1; RR, response rate. OPE OPE:IV Paclitaxel, 2:1 randomization Evaluable N=360* Baseline IV P Cycle 1 Cycle 2 Cycle 3 Cycle 4 Cycle 5 Cycle 6 Treatment Period (weeks) Extension Period (weeks) Imaginga (optional) Primary Endpoint Final Analysisb Cycle 7 Cycle 8 Cycle 9+ Primary Objectives Efficacy Endpoint (Prespecified mITT Population) Confirmed tumor response by week 19a 2 consecutive scans of PR/CR using RECIST v1.1 Blinded and adjudicated central independent reviewc Safety and Tolerability (Safety Population) Secondary Objectives PFS OS

San Antonio Breast Cancer Symposium®, December 10-14, 2019

Patient Selection and Analysis Populations

Key Inclusion Criteria

- Histologically or cytologically confirmed breast cancer
- Measurable metastatic target lesion disease by RECIST v1.1
- ECOG PS of 0 or 1

Key Exclusion Criteria

- Central nervous system metastasis
- <1 year since previous taxane treatment (adjuvant/metastatic)

Intent-to-treat Population (ITT, N=402)

- All patients who were randomized
- OPE (n=265); IV Paclitaxel (n=137)

Safety Population (N=399)

- All patients who received ≥1 dose of OPE or IV Paclitaxel
- OPE (n=264); IV Paclitaxel (n=135)

Prespecified mITT Population (N=360)

- Baseline evaluable scan: patients with metastatic RECIST lesion on central review
- All patients who received at least 7 doses of OPE or one dose of IV Paclitaxel
- OPE (n=235); IV Paclitaxel (n=125)

ECOG, Eastern Cooperative Oncology Group; PS, performance status.

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6

Paclitaxel Dosing and Administration Week 1 Week 2 Week 3 1 Cycle Oral Paclitaxel and Encequidar (OPE) Encequidar: 15 mg tablet Oral paclitaxel: each capsule contains 30 mg solubilized paclitaxela Intravenous Paclitaxel Administered as 175 mg/m2 over a 3-hour infusion every 3 weeks (1 cycle) aPaclitaxel solubilized in Tween-80; bNo prophylactic corticosteroid or antihistamine premedication allowed for OPE arm. Administered as oral paclitaxel (205 mg/m2) and encequidar (15 mg) for 3 consecutive days/week for 3 weeks (1 cycle) OPEb IV Paclitaxel

Baseline Patient Characteristics and Demographics: Prespecified mITT Population (N=360) Patient Characteristics OPE (n=235) IV Paclitaxel (n=125) Age, years, mean (range) 57.2 (30-90) 55.7 (32-85) Age category ≥65, % 26 25 Race/ethnicity, % Hispanic/Latino 88 90 Othera 12 10 ECOG status, % PS 0 59 59 PS 1 41 41 Hormone receptor statusb, % HR positive/HER2 negative 56 49 HR positive/HER2 positive 9 8 Triple negative 8 15 HR and HER2 unknownc 17 21 aBlack, Caucasian, other; bIn addition, approximately 5% for each HR positive/HER2 unknown and other; cData unavailable or missing. HER2, human epidermal growth factor receptor 2; HR, hormone receptor.

Prior Therapies and Metastatic Disease in Prespecified mITT Population Prior Therapy Exposure OPE (n=235) IV Paclitaxel (n=125) Number of prior chemotherapies in metastatic setting, % Any 26 28 1 14 16 2 7 8 ≥3 4 6 Prior taxane exposure (any setting), % 29 30 Prior anthracycline exposure (any setting), % 56 55 Metastatic Disease OPE (n=235) IV Paclitaxel (n=125) Number of metastatic sites, % 1 17 20 2 37 36 ≥3 46 44 Visceral metastases, % Alla 75 78 Liver 39 41 Lung 58 52 Lymph node involvement, % 69 66 aLiver, lung, pleura, heart, pancreas, adrenal, brain, bowel, ovaries, bladder; bone metastases, n (%): OPE, 1 (<1); IV paclitaxel, 0 (0).

Primary Endpoint in Prespecified mITT Population (Final Analysis): OPE Increased Confirmed RR Compared to IV Paclitaxel Tumor Evaluations OPE IV Paclitaxel Stable disease, % 23.8 39.2 Progressive disease, % 16.2 21.6 aITT analysis of the primary endpoint is also significant. Confirmed Response Ratea P =0.005 Δ=14.8% Confirmed Response Rate, % 40.4% 25.6% OPE (n=235) IV Paclitaxel (n=125) PR: 39.1% CR: 1.3% 10% 20% 30% 40% 50% 60% CR: 0.8% PR: 24.8% 0

Subgroup Analysis in Prespecified mITT Population: Tumor Response by Central Review Response Rate Differencea aResponse rate difference is calculated as the rate from the OPE group minus the rate from the IV Paclitaxel group. IV Paclitaxel better OPE better OPE (n=235) IV Paclitaxel (n=125) -0.5 -0.4 -0.3 -0.2 -0.1 0.0 0.1 0.2 0.3 0.4 0.5 Age, years <65, % (n/total) 42.3 (74/175) 27.7 (26/94) 0.146 ≥65, % (n/total) 35.0 (21/60) 19.4 (6/31) 0.156 Baseline ECOG PS 0, % (n/total) 48.6 (67/138) 29.7 (22/74) 0.189 1, % (n/total) 28.9 (28/97) 19.6 (10/51) 0.093 Hormone receptor status HR positive/HER2 negative, % (n/total) 31.1 (41/132) 21.3 (13/61) 0.097 HR positive/HER2 positive, % (n/total) 52.4 (11/21) 60.0 (6/10) -0.076 Triple negative, % (n/total) 52.6 (10/19) 21.1 (4/19) 0.315 HR and HER2 unknown, % (n/total) 61.0 (25/41) 23.1 (6/26) 0.379 Prior therapies Taxanes, % (n/total) 34.3 (23/67) 24.3 (9/37) 0.100 Anthracycline, % (n/total) 33.6 (44/131) 23.2 (16/69) 0.104 Estimate

y 5 9 13 25 21 17 29 33 37 41 45 49 53 57 61 65 69 73 77 81 85 89 93 Ongoing Duration of Response in Prespecified mITT Population: Trend for OPE in Patients With Confirmed Tumor Response Duration of Response, days >100 >200 >300 Duration of response, % 74.7 33.7 12.6 0 20 40 60 80 100 120 140 160 180 200 220 240 260 280 300 320 340 360 380 400 420 440 1 Subjects With Confirmed Response Duration of Response (Days) 100 Days 200 Days 300 Days Patients with disease progression Ongoing patients censored at data cutoff Patients censored due to discontinuation 1-100 101-200 >200 Patients with disease progression, % 4.2 22.1 8.4 Patients censored due to discontinuation, % 13.7 9.5 14.7 Ongoing patients censored at data cutoff, % 7.4 9.5 10.5

Ongoing Analysis PFS in Prespecified mITTa Population HR=0.760 (95% CI: 0.551,1.049) Cumulative Progression-Free Survival Months (Relative to Randomization) OPE IV Paclitaxel Numbers of Subjects at Risk OPE 235 219 208 174 154 130 119 87 84 55 49 27 23 20 15 13 12 6 6 4 3 2 1 1 1 0 IV Paclitaxel 125 118 116 102 87 68 63 38 34 20 19 11 10 10 7 7 7 5 5 4 1 1 0 aIn the ITT analysis, a nonsignificant numerical trend was seen for the median PFS favoring the OPE median. bEvent is defined as radiological disease progression by central review or death collected in eDC within 90 days of the last tumor assessment. CI, confidence interval; HR, hazard ratio. Log-rank test P=0.0773 PFS, mITT (N=360) OPE (n =235) IV paclitaxel (n=125) Median estimate, months 9.3 8.3 Censored summary, % 58.3 48.0 Patients with eventb, % 41.7 52.0 Patients discontinued with no eventb (censored), % 40.4 36.8 Patients ongoing with no eventb (censored), % 17.9 11.2

Ongoing Analysis OS in Prespecified mITT Population Log-Rank Test P=0.0353 Cumulative Overall Survival OPE IV Paclitaxel Months (Relative to Randomization) Numbers of Subjects at Risk OPE 235 229 218 190 162 130 107 84 66 48 42 31 27 23 18 10 7 4 2 0 IV Paclitaxel 125 121 114 99 85 65 47 40 33 24 17 14 12 11 5 4 3 1 1 HR=0.684 (95% CI: 0.475, 0.985) OS, mITT (N=360) OPE (n =235) IV paclitaxel (n=125) Median estimate, months 27.9 16.9 Censored summary, % 68.9 58.4 Patient deaths (events), % 31.1 41.6 Discontinued patients and survival status unknown (censored), % 17.9 18.4 Patients ongoing or being followed up (censored), % 51.1 40.0 ITT results: Median estimate (months), OPE (27.7), IV Paclitaxel (16.9); Log-rank test P =0.114 HR=0.762 (95% CI: 0.540,1.077)

28.8 28.8 14.8 2.3 12.5 10.6 2.3 8.3 1.5 6.1 48.1 48.1 33.3 3.7 29.6 7.4 3.0 4.4 31.1 14.8 16.3 38.3 14.8 15.2 8.3 19.7 2.3 17.4 18.9 3.4 15.5 33.3 8.9 19.3 5.2 10.4 10.4 11.9 11.9 24.2 4.9 18.9 23.1 3.8 19.3 17.0 4.9 12.1 13.6 2.3 11.4 8.1 1.5 6.7 5.2 4.4 4.4 3.7 4.4 1.5 3.0 TEAEs (CTCAE Grade ≥2) With ≥10% Overall Incidence Ratea: Safety Population (N=399) IV Paclitaxel (n=135) Grade 2 Grade 3 Grade 4 Grade 3 Grade 2 Grade 4 OPE (n=264) % Population With TEAE Grade ≥2 50 40 30 20 10 0 Hematologic and Urinary Tract Infection Gastrointestinal Neuropathyb, Alopecia, General Body Disorders Alopecia Painc Asthenia Neuropathyb Neutropenia Anemia Urinary Tract Infection Nausea Vomiting Abdominal Paine Diarrhea 7.6 0.7 0.7 aData for hyperuricemia and hypertriglyceridemia are not presented; bIncludes burning sensation, dysesthesia, hypoesthesia, hyporeflexia, neuralgia, neuropathy peripheral, neurotoxicity, paresthesia, peripheral motor neuropathy, peripheral sensory neuropathy, and polyneuropathy; cIncludes arthralgia, back pain, pain in extremity; dGrade 5 anemia, n (%): OPE, 1(0.4); IV paclitaxel, 0(0); eIncludes abdominal pain, upper abdominal pain, and abdominal pain upper. CTCAE, Common Terminology Criteria for Adverse Events; TEAE, treatment-emergent adverse event. 19.7d

Estimate Neuropathyb with CTCAE grade ≥2 -0.235 Alopecia with CTCAE grade 2 -0.194 Neutropenia with CTCAE grade ≥3 0.018 Diarrhea with CTCAE grade ≥3 0.038 Vomiting or nausea with CTCAE grade ≥3c 0.061 0 10 20 30 40 50 60 % Population Treatment-emergent Adverse Events of Interest: Safety Population (N=399) aIncidence rate difference is calculated as the rate from the OPE group minus the rate from the IV Paclitaxel group; bIncludes burning sensation, dysesthesia, hypoesthesia, hyporeflexia, neuralgia, neuropathy peripheral, neurotoxicity, paresthesia, peripheral motor neuropathy, peripheral sensory neuropathy, and polyneuropathy c. The protocol initially did not allow patients in the OPE arm to receive prophylactic antiemetic therapy. With the introduction of appropriate prophylaxis of nausea, the rates and severity of these adverse events decreased. -0.5 -0.4 -0.3 -0.2 -0.1 0.0 0.1 0.2 0.3 0.4 0.5 Response Rate Differencea OPE Better IV Paclitaxel Better 7.6% 31.1% 28.8% 48.1% 29.9% 28.1% 5.3% 1.5% 6.8% 0.7% OPE (n=264) IV Paclitaxel (n=135)

Neuropathya TEAEs (CTCAE Grade ≥2): Safety Population (N=399) aNeuropathy TEAEs include burning sensation, dysesthesia, hypoesthesia, hyporeflexia, neuralgia, neuropathy peripheral, neurotoxicity, paresthesia, peripheral motor neuropathy, peripheral sensory neuropathy, and polyneuropathy. Numbers of Subjects at Risk OPE 264 263 248 239 225 215 198 185 180 171 158 149 137 128 121 114 103 95 85 78 71 65 60 57 51 IV Paclitaxel 135 129 126 120 117 111 103 96 92 86 70 67 58 52 49 40 34 33 33 29 24 20 20 19 15 OPE IV Paclitaxel

Conclusions Oral paclitaxel and encequidar is the first oral taxane in a Phase III trial to demonstrate a significant improvement in confirmed overall response rate compared to IV paclitaxel In the modified intent-to-treat population, centrally confirmed ORR increased from 25.6% with IV paclitaxel to 40.4% with OPE (P=0.005) Response with OPE was durable with 33.7% of patients responding for >200 days Although PFS was similar, oral paclitaxel and encequidar was associated with improved overall survival in the modified intent-to-treat population Oral paclitaxel and encequidar was associated with a lower incidence of neuropathy and alopecia but a higher incidence of low-grade gastrointestinal adverse events compared to IV paclitaxel Oral paclitaxel and encequidar provides an important oral therapeutic option for patients with metastatic breast cancer, representing a meaningful improvement in the clinical profile of paclitaxel

San Antonio Breast Cancer Symposium®, December 10-14, 2019

Acknowledgments: Patients, Families, and Investigators

Guatamala

- Mario Fredy Sandoval Castañeda *Clinica Dr. Mario Freddy Sandoval*
- Francisco Javier Barrios Schaeffer *American Cancer Center*
- Julio Roberto Ramírez Velasquez *Centro Regional de Sub-Especialidades Médicas S.A. (CRESEM S.A.)*
- Carmen Silvana Torselli Sarmiento *Centro Clínico Reumatológico*
- Hugo Raul Castro Salguero *Grupo Angeles S.A.*
- Karla Alejandra López Zelada *Oncomedica en Guatemala*
- Marco Antonio Chivalan Castro *CELAN Centro de Investigaciones Clínicas de Latinoamérica S.A.*

Honduras

- Jorge Humberto Umanzor Sabillon *DEMEDICA*
- Suyapa Aurora Bejarano Cáceres *Excel Médica*

Peru

- Leandro Jeovany Rodríguez Marinero *ESPEMEDICFinlander Rosales Osegueda*

Dominican Republic

- Rosa Haydee Vasallo Veras *Clinical Research*
- Rafael Gutierrez Pilarte *Hospital Metropolitano de Santiago (HOMS)*
- Alexis Yadir Ramirez Marmol *Hospital General de la Plaza de la Salud*

Ecuador

- Marcelo Alvarez Molina *Hospital Carlos Andrade Marín*
- Jenny Cecillia Calvache *Hospital SOLCA*
- Mayra Patricia Santacruz Maridueña *Hospital SOLCA Guayaquil*

Columbia

- Ricardo Elias Bruges Maya *Instituto Nacional de Cancerología E.S.E.*
- Ana Cristina Avendaño Rojas *Hemato Oncólogos S.A.*
- Maycos Leandro Zapata Muñoz *Fundación Hospitalaria San Vicente de Paúl*
- Nestor Eduardo Llinas Quintero *Fundación Colombiana de Cancerología Clinica Vida*

Chile

- Olga Beatriz Barajas Barajas, *Fundación Arturo López Pérez*
- Pedro Pablo Galaz Bonnard *IRAM Instituto de Radio Medicina*
- Felipe Mariano Rey González *Clinica Alemana de Temuco*
- Alonso Luis Uribe Obrador *Unidad de Patología Mamaria, Centro de Referencia de Salud Cordillera, Hospital Luis Tisné*
- Cesar del Castillo Santa María *Hospital San Borja Arriarán, Servicio de Oncología*

Panama

- Julio Guillermo Grados Doroteo *Hospital Nacional Arzobispo Loayza*
- Juan Carlos Alcedo Velarde *Centro Hemato Oncológico Panamá*

El Salvador

- Jorge Fernando Salas Sanchez *Unidad de Investigación de la Clínica Internacional Sede San Borja*
- Miro Miguel Antonio Rodriguez *Inocente Hospital Nacional Cayetano Heredia*

Argentina

- Oscar Duarte, *CEMEDIC*
- Luis Enrique Fein *Instituto de Oncologia de Rosario-Cordoba*
- Guillermo Lerzo, *Fundación Investigar*
- Andrea Pastor *Hospital Centenario - Servicio de Oncologia*
- Marcelo Tatangelo, *Sanatorio Britanico*
- Mirta Varela, *Centro Oncológico y de Investigación Buenos Aires (COIBA)*
- Felipe Salvador Palazzo, *Centro para la Atención Integral del Paciente Oncológico (CAIPO)*
- Juan José Zarba, *Centro Médico San Roque*
- Ruben Dario Kowalyszyn, *Centro de Investigaciones Clínica - Clínica Viedma*
- Martin Richardet *Instituto Oncológico de Córdoba (IONC)*
- Santiago Rafael Bella *Clinica Universitaria Privada Reina Fabiola*
- Diego Lucas Kaen, *Fundación Centro Oncológico Riojano Integral (CORI)*
- Susana Kahl *Centro de Investigacion Pergamino S.A.*
- Pablo Picon, *Fundación Koriza*
- Eduardo Ortiz, *Centro Oncologico Infinito Hospital Diagnotico Clinica Oncologica & Jose Cancer Research*

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This presentation is the intellectual property of the presenter. Contact Dr. Gerardo Umanzor at gerardumanzor@gmail.com for permission to reprint and/or distribute.